UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

GULFSLOPE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1331 Lamar St., Suite 1665

Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 918-4100

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GSPE	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Audit Committee of the Board of Directors of GulfSlope Energy, Inc. (the “Company”) after consultation with management and discussions with BDO USA LLP, the Company’s independent registered public accounting firm, concluded on September 24, 2019 that the Company’s financial statements as of and for the three and six months ended March 31, 2019, should not be relied upon due to an error related to the recording of bad debt expense. With respect to the Quarterly Report on Form 10-Q filed on May 15, 2019, for the fiscal quarter ended March 31, 2019, the balance sheet information as of March 31, 2019, the statement of operations for the three months and six months ended March 31, 2019, the statement of stockholders’ equity (deficit) for the three and six months ended March 31, 2019, and the statement of cash flows for the six months ended March 31, 2019 will need to be corrected to reflect the reversal of an allowance for bad debts and corresponding overstatement of bad debt expense, anticipated to be $672,500. It is anticipated that this will result in a decrease of general and administrative expense and net loss, an increase in total assets and an increase in shareholders’ equity in this same amount; however, these amounts are preliminary and subject to change. The Company will file as soon as practical with the SEC Form 10-Q/A for the three and six months ended March 31, 2019, that includes the restated financial statements and footnotes that are required to be filed as well as the revised narrative disclosure impacted by the restated financial statements.

The Company is assessing potential remedial actions relating to the Company’s accounting controls, as well as additional procedures and process improvements, and plans to implement such remedial actions as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019

GULFSLOPE ENERGY, INC.

/s/ John N. Seitz
Name:	John N. Seitz
Title:	Chief Executive Officer